New Issue Computational Materials

$190,575,000 (approximate +/-10%)

Asset-Backed Certificates,
Series 2004-SD2

Bear Stearns Asset Backed Securities I LLC
Depositor

Bear Stearns Asset-Backed Securities Trust 2004-SD2
Issuer

EMC Mortgage Corporation
Mortgage Loan Seller

Wells Fargo Bank, N.A.
Master Servicer

All Statistical Information based upon Information as of April 1, 2004

April 26, 2004

BEAR
STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS	Computational Materials for Bear Stearns Asset Backed Securities I LLC Asset-Backed Certificates, Series 2004-SD2

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (pay down factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security’s characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns. and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS	Computational Materials for Bear Stearns Asset Backed Securities I LLC Asset-Backed Certificates, Series 2004-SD2

Certificate Information

                                                                Seasoned     Roll Date  Wtd. Avg.
           Certificate        Ratings      CE      Pass-Thru    Collateral    Window      Roll     Certificate
  Class    Size (1)      Moody's/S&P/Ftc Levels (2)  Rate         Type        (mos.)     (mos.)      Type
---------------------------------------------------------------------------------------------------------------------------------
                                                Offered Certificates
---------------------------------------------------------------------------------------------------------------------------------
    I-A     $25,482,000     Aaa/AAA/AAA   16.80%    WAC (3)   Negam/Mixed       1         1      Group I Senior
                                                                 Index

   II-A     $44,762,000     Aaa/AAA/AAA   16.80%    WAC (4)   Short Hybrid/    1-24       10     Group II Senior
                                                              Mixed Index

                                                                 Medium
   III-A    $59,474,000     Aaa/AAA/AAA   16.80%    WAC(5)    Hybrid/Mixed    25-59       44     Group III Senior
                                                                 Index

                                                                 Long
   IV-A     $28,840,000     Aaa/AAA/AAA   16.80%    WAC (6)     Hybrid/Mixed  60-114      84     Group IV Senior
                                                                 Index

    B-1      $7,242,000      Aa2/AA/AA    13.00%    WAC(7)        All          1-114      35     Crossed Subordinate

    B-2      $6,098,000        A2/A/A      9.80%    WAC (7)       All          1-114      35     Crossed Subordinate

    B-3      $4,955,000   Baa2/BBB/BBB     7.20%    WAC (7)       All          1-114      35     Crossed Subordinate

------------------------------------------------------------------------------------------------------------------------
                                                    Not Offered Hereby
------------------------------------------------------------------------------------------------------------------------
    B-4      $4,002,000      Ba2/BB/BB     5.10%    WAC (7)       All          1-114      35     Crossed Subordinate

    B-5      $2,859,000        B2/B/B      3.60%    WAC (7)       All          1-114      35     Crossed Subordinate

    B-6      $6,861,136       NR/NR/NR     0.00%    WAC (7)       All          1-114      35     Crossed Subordinate
------------------------------------------------------------------------------------------------------------------------
(1)	The Certificate Sizes are approximate and subject to a +/- 10% variance.
(2)	The Credit Enhancement percentages are preliminary and are subject to change based upon the final pool as of the Cut-off Date and additional rating agency analysis. The pool has been divided into four Mortgage Loan Groups (as described on page 3 hereof).
(3)	The Class I-A Certificates are collateralized by the Group I Mortgage Loans and will bear interest at a variable rate (the Pass-Through Rate) equal to the weighted average of the Net Rates of the Group I Mortgage Loans. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately 3.886%.
(4)	The Class II-A Certificates are collateralized by the Group II Mortgage Loans and will bear interest at a variable rate (the Pass-Through Rate) equal to the weighted average of the Net Rates of the Group II Mortgage Loans. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately 6.430%.
(5)	The Class III-A Certificates are collateralized by the Group III Mortgage Loans and will bear interest at a variable rate (the Pass-Through Rate) equal to the weighted average of the Net Rates of the Group III Mortgage Loans. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately 4.631%.
(6)	The Class IV-A Certificates are collateralized by the Group IV Mortgage Loans and will bear interest at a variable rate (the Pass-Through Rate) equal to the weighted average of the Net Rates of the Group IV Mortgage Loans. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately 4.885%.
(7)	The Class B Certificates are cross-collateralized by all four Mortgage Loan Groups and will bear interest at a variable rate (the Pass-Through Rate) equal to the weighted average of the Net Rates of all the Mortgage Loans weighted in proportion to the results of subtracting from the aggregate principal balance of each Mortgage Loan Group, the Current Principal Amount of the related Class of Senior Certificates. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately 5.065%.

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS	Computational Materials for Bear Stearns Asset Backed Securities I LLC Asset-Backed Certificates, Series 2004-SD2

THE COLLATERAL

-	Conventional, one- to four-family, hybrid and adjustable-rate mortgage loans secured by first liens on residential mortgage properties as briefly described in the table below.
-	The mortgage loans are primarily One-Year CMT (43%), One-Year LIBOR (17%), Six-Month LIBOR (16%) and MTA (16%)indexed mortgage loans.
-	Approximately 74% of the mortgage pool consist of mortgage loans with initial rate adjustments occurring either two, three, five, seven, or ten years after the date of origination ("Hybrid ARMs").
-	The mortgage loans are serviced by EMC Mortgage Corp (approximately 54%), Wells Fargo Home Mortgage, Inc. ("Wells") (approximately 35%) and Bank of America (approximately 10%).
-	As of the Cut-Off Date, no more than approximately 6% of the mortgage loans will be 31-60 days delinquent.
-	As of the Cut-Off Date approximately 9% of the Mortgage Loans have been 1x30 days delinquent in the past 12-months and approximately 48% have been greater than 1x30 days delinquent in the past 12 months.
-	The mortgage loans have been acquired by the Mortgage Loan Seller from a variety of sources, including Wells (approximately 40%), Washington Mutual (approximately 30%), Bank of America (approximately 13%) and Weichert (approximately 11%). There are approximately sixteen other originators totaling approximately 6%.
-	The mortgage loans originated by Wells Fargo are generally loans that fall outside of their standard origination guidelines based on a variety of factors including debt ratios, occupancy, loan balances, loan-to-value ratios, lack of primary mortgage insurance, delinquency history or document deficiencies.
-	The mortgage loans originated by Washington Mutual generally consist of loans that have a delinquency history.
-	The Mortgage loans originated by Bank of America generally consist of loans that fall outside of their underwriting guidelines or have a delinquency history.
-	The mortgage loans originated by Weichert generally consist of loans that fall outside of their underwriting guidelines, have document deficiencies or a delinquency history.
-	The mortgage loans have been segregated into four separate mortgage loan groups as described below:
1.	The Group I Mortgage Loans are ARM loans that can have negative amortization.
2.	The Group II Mortgage Loans are ARM and Hybrid ARM loans (that may still be in their initial fixed period) with a remaining months to roll window of between one and twenty-four months;
3.	The Group III Mortgage Loans are Hybrid ARM loans that are still in their initial fixed period with a remaining months to roll window between twenty-five and fifty-nine months; and
4.	The Group IV Mortgage Loans are Hybrid ARM loans that are still in their initial fixed period with a remaining months to roll greater than or equal to sixty months.

            % of Pool    Principal    Gross    Net WAC     WAM     Gross    Net       Initial   Period    Max Rate  Mos to
   MLG                    Balance       WAC              (mos.)    Margin    Margin     CAP       CAP                 Roll
----------- ---------- -------------- -------- --------- -------- --------- --------- --------- --------- --------- ---------
    1        16.07%     $30,627,362    4.386%    3.886%    308     2.588%    2.087%    0.000%    0.000%   11.935%      1

    2        28.23%     $53,800,799    6.838%    6.430%    328     4.269%    3.867%    1.805%    1.810%   13.158%      10

    3        37.51%     $71,483,272    5.004%    4.631%    353     2.645%    2.272%    2.564%    2.569%   10.529%      44

    4        18.19%     $34,663,703    5.162%    4.885%    349     2.589%    2.312%    2.744%    2.744%   10.264%      84

 Totals:     100.00%   $190,575,136    5.065%    5.065%    338     3.083%    2.697%    2.350%    2.354%   11.449%      35
----------------------------------------------------------------------------------------------------------------------------

See the attached collateral descriptions for more information.

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS	Computational Materials for Bear Stearns Asset Backed Securities I LLC Asset-Backed Certificates, Series 2004-SD2

Summary of Terms

Depositor:	Bear Stearns Asset Backed Securities I LLC

Mortgage Loan Seller:	EMC Mortgage Corporation

Master Servicer:	Wells Fargo Bank, N.A.

Servicers:	-	EMC Mortgage Corp ("EMC") (approximately 54%), Wells Fargo Home Mortgage, Inc. ("Wells") (approximately 35%) and Bank of America (approximately 10%).

Sole Manager:	Bear, Stearns & Co. Inc.

Trustee:	JPMorgan Chase Bank

Rating Agencies:	Moody's Investors Service, Standard & Poor's Ratings Group and Fitch Ratings.

Cut-off Date:	April 1, 2004

Settlement Date:	On or about April 30 , 2004

Distribution Date:	25th day of each month (or the next business day), commencing May 2004

Optional Call:	10% clean-up call

Registration:	The Certificates will be available in book-entry form through DTC.

Denominations:	The Certificates are issuable in minimum denominations of an original amount of $25,000 and multiples of $1,000 in excess thereof.

Federal Tax Aspects:	REMIC (one or more)

Cross-Collateralization:	The Class B Certificates will be cross-collateralized subordinate certificates.

ERISA Considerations:	The Class A Certificates generally may be purchased by, on behalf of, or with plan assets of, a Plan, in reliance on the underwriter's exemption.

SMMEA Eligibility:	None of the Certificates will be 'mortgage related securities' for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

P&I Advances:	Each servicer will be obligated to advance, or cause to be advanced, cash advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent specified in its related servicing agreement. The servicers are generally not obligated to make such advances if such cash advances might not be repaid. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the Certificates and are not intended to guarantee or insure against losses. The Master Servicer will be obligated to back-stop each servicer's obligation.

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Net Mortgage Rate:	On any mortgage loan, the then applicable mortgage rate thereon minus the sum of (1) the Servicing Fee Rate (ranging from 0.25% to 0.50%) and (2) the Master Servicing Fee Rate (0.01%).

Interest Accrual Period:	The interest accrual period on the Offered Certificates for a given Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis). On the Closing Date, the price to be paid by investors for the Offered Certificates will include accrued interest from the Cut-off Date up to, but not including, the Closing Date (30 days).

Credit Enhancement:	Credit Enhancement for the Certificates will be provided by a senior/subordinate shifting interest structure. The Class B Certificates are cross-collateralized and provide credit enhancement for the Class I-A, Class II-A, Class III-A and Class IV-A Certificates.

Cash-Flow Description:	Distributions on the Certificates will be made on the 25th day of each month (or next business day). The payments to the Certificates, to the extent of available funds, will be made according to the following priority:

Available Funds:
1.	Payment of interest to the holders of the Class I-A, Class II-A, Class III-A and Class IV-A Certificates at a rate equal to their respective Pass-Through Rates (as described on page 2 hereof);
2.	Payment of principal to the holders of the Class I-A, Class II-A, Class III-A and Class IV-A Certificates in an amount equal to their respective Group's Senior Optimal Principal Amount; and
3.	Payment of interest and principal sequentially to the Class B Certificates in order of their numerical class designations, beginning with the Class B-1 Certificates, so that each such Class shall receive (a) interest at its Pass-Through Rate (as described on page 2 hereof), and (b) such class' Allocable Share of the Subordinate Optimal Principal Amount.

Shifting Interest:	The Senior Certificates will be entitled to receive 100% of the prepayments on the Mortgage Loans up to and including April 2014. The Senior Prepayment Percentage can be reduced to the related Senior Percentage plus 70%, 60%, 40% and 20% of the related Subordinate Percentage over the next four years (and, for each year thereafter, 0%) provided that (i) the principal balance of the Mortgage Loans 61 days or more delinquent, averaged over the last 6 months, as a percentage of the Current Principal Amount of the Subordinate Certificates does not exceed 50% and (ii) cumulative realized losses for the Mortgage Loans do not exceed 30%, 35%, 40%, 45% or, thereafter, 50% for each test date.

Notwithstanding the foregoing, if after 3 years from the Closing Date the current Subordinate Percentage is equal to two times the initial Subordinate Percentage and (i) the principal balance of the Mortgage Loans 61 days or more delinquent, averaged over the last 6 months, as a percentage of the Current Principal Amount of the Subordinate Certificates does not exceed 50% and (ii) cumulative realized losses for the Mortgage Loans do not exceed a) on or prior to April 2007, 20% or b) after April 2007, 30%, then prepayments will be allocated on a pro rata basis.

If doubling occurs prior to the third anniversary and the above delinquency and loss tests are met, then 50% of the subordinate prepayment percentage can be allocated to the subordinate classes.

Allocation of Losses:	Realized losses on the Mortgage Loans will be allocated to the most junior class of Certificates outstanding beginning with the Class B-6 Certificates, until the Certificate Principal Balance of each Subordinate Class has been reduced to zero. Thereafter, realized losses on the Group I Mortgage Loans will be allocated to the Class I-A Certificates, realized losses on the Group II Mortgage Loans will be allocated to the Class II-A Certificates, realized losses on the Group III Mortgage Loans will be allocated to the Class III-A Certificates and realized losses on the Group IV Mortgage Loans will be allocated to the Class IV-A Certificates.

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS	Computational Materials for Bear Stearns Asset Backed Securities I LLC Asset-Backed Certificates, Series 2004-SD2

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT AND HAS BEEN PROVIDED BASED ON INFORMATION AS OF APRIL 1, 2004

-------------------------------------------------------------------------------------------------------------------------
Loan Characteristic                 Group I           Group II         Group III          Group IV         Total Pool
-------------------------------------------------------------------------------------------------------------------------
 Expected Pool Balance           $30,627,361.87    $53,800,798.60    $71,483,272.37    $34,663,702.75    $190,575,135.59
 Average Balance                    $215,686.00       $168,655.00       $233,605.00       $288,864.00        $214,854.00
 % Conforming Balances                   49.46%            68.23%            63.99%            44.13%             59.24%
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 WA Gross WAC                             4.39%             6.84%             5.00%             5.16%              5.45%
 Miniumum WAC                             3.23%             1.25%             3.13%             3.38%              1.25%
 Maxiumum WAC                             7.00%            13.75%            10.13%             7.88%             13.75%
 WA Net WAC (%)                           3.89%             6.43%             4.63%             4.89%              5.07%
 WAM (mos)                                  308               328               353               349                338
 WA Age (mos)                                65                30                13                10                 26
 WA Orig. Term (mos)                        373               358               367               359                364
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 Fixed Rate Balloon                       0.00%             0.00%             0.00%             0.00%              0.00%
 Fixed Rate Fully Amortizing              0.00%             0.00%             0.00%             0.00%              0.00%
-------------------------------------------------------------------------------------------------------------------------
 First Lien / Second Lien      100.00% /  0.00%  100.00% /  0.00%  100.00% /  0.00%  100.00% /  0.00%   100.00% /  0.00%
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Current Balance
$0 - $49,999                              1.35%             2.26%             0.19%             0.00%              0.93%
$50,000 - $99,999                        10.11%            11.83%             3.86%             2.93%              6.94%
$100,000 - $149,999                      13.29%            16.02%            11.57%             8.71%             12.58%
$150,000 - $199,999                      12.80%            13.36%            15.11%            11.38%             13.56%
$200,000 - $249,999                       2.23%            11.65%            18.32%             6.97%             11.79%
$250,000 - $299,999                       5.53%             9.78%             6.32%             9.69%              7.78%
$300,000 - $349,999                       7.35%             5.41%             8.93%             5.40%              7.04%
$350,000 - $399,999                       2.39%             5.56%             5.74%             4.30%              4.89%
$400,000 - $449,999                       4.13%             3.27%             5.33%             4.99%              4.49%
$450,000 - $499,999                       3.19%             4.41%             5.27%             6.86%              4.98%
$500,000 - $549,999                       0.00%             2.91%             5.14%             1.50%              3.02%
$550,000 - $599,999                       0.00%             1.05%             1.59%            11.73%              3.03%
$600,000 - $649,999                       0.00%             2.28%             0.88%             5.33%              1.94%
$700,000 - $749,999                       2.35%             4.01%             3.05%             4.11%              3.40%
$750,000 - $799,999                       5.12%             0.00%             0.00%             0.00%              0.82%
$800,000 and Greater                     30.17%             6.19%             8.70%            16.11%             12.79%
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Interest Rate
Up to 5.999%                             88.24%            37.61%            82.55%            92.79%             72.64%
6.000% - 6.999%                           3.53%            11.79%             9.03%             4.50%              8.10%
7.000% - 7.999%                           8.24%            19.97%             7.96%             2.71%             10.44%
8.000% - 8.999%                           0.00%            12.88%             0.29%             0.00%              3.74%
9.000% - 9.999%                           0.00%             8.87%             0.00%             0.00%              2.50%
10.000% - 10.999%                         0.00%             4.18%             0.17%             0.00%              1.24%
11.000% - 11.999%                         0.00%             3.79%             0.00%             0.00%              1.07%
12.000% - 12.999%                         0.00%             0.84%             0.00%             0.00%              0.24%
13.000% - 13.999%                         0.00%             0.08%             0.00%             0.00%              0.02%
-------------------------------------------------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS	Computational Materials for Bear Stearns Asset Backed Securities I LLC Asset-Backed Certificates, Series 2004-SD2

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT AND HAS BEEN PROVIDED BASED ON INFORMATION AS OF APRIL 1, 2004

---------------------------------------------------------------------------------------------------------------
Loan Characteristic             Group I           Group II         Group III         Group IV         Total Pool
---------------------------------------------------------------------------------------------------------------
Age (Months)
0 - 12                           13.03%            32.94%           75.58%            79.42%            54.19%
13 - 24                           6.90%            31.48%           13.51%            20.58%            18.81%
25 - 36                          11.67%             8.67%            9.55%             0.00%             7.90%
37 - 48                          25.00%             9.06%            0.00%             0.00%             6.58%
49 - 60                          12.91%             7.07%            0.00%             0.00%             4.07%
61 - 72                           1.71%             3.37%            0.00%             0.00%             1.23%
73 - 84                           0.55%             1.90%            0.11%             0.00%             0.67%
85 - 96                           2.54%             1.92%            0.00%             0.00%             0.95%
97 and Greater                   25.68%             3.58%            1.25%             0.00%             5.60%

Original Term
1-15 Years                        0.12%             0.72%            0.47%             0.00%             0.40%
16-30 Years                      84.48%            97.61%           92.53%            99.42%            93.93%
Greater then 30 Years            15.40%             1.67%            6.99%             0.58%             5.68%
---------------------------------------------------------------------------------------------------------------
Credit Score
Weighted Average                    572               571              669               683               628
Not Available                     0.50%             0.15%            1.85%             1.36%             1.07%
Up to 549                        43.73%            51.68%           13.55%             6.11%            27.81%
550 to 599                       23.80%            15.61%            9.93%            11.90%            14.12%
600 to 649                       0.1781            14.94%            8.14%            15.55%            12.96%
650 to 699                       12.55%             8.09%           23.52%            17.65%            16.33%
700 to 749                        1.61%             6.62%           23.06%            24.69%            15.27%
750 to 799                        0.00%             2.92%           16.85%            20.07%            10.80%
800 and above                     0.00%             0.00%            3.09%             2.67%             1.64%
---------------------------------------------------------------------------------------------------------------
 Current CLTV
 Weighted Average                69.87%            76.93%           76.52%            72.60%            74.85%
 % LTV's > 80%                   16.17%            36.95%           27.61%            19.36%            26.91%
 % of LTV's > 80% with MI        38.96%            63.76%           80.88%            71.44%            68.97%
Insurance
---------------------------------------------------------------------------------------------------------------
Original CLTV
Weighted Average                 75.94%            79.44%           77.96%            73.91%            77.32%
Up to 10.00%                      0.00%             0.00%            0.00%             0.00%             0.00%
10.01 - 20.00%                    0.00%             0.00%            0.00%             1.28%             0.23%
20.01% - 30.00%                   0.17%             0.00%            0.48%             0.31%             0.26%
30.01% - 40.00%                   0.00%             3.29%            2.83%             0.40%             2.06%
40.01% - 50.00%                   0.12%             2.30%            3.43%             4.50%             2.78%
50.01% - 60.00%                   4.16%             1.68%            2.63%             7.79%             3.55%
60.01% - 70.00%                  42.87%             9.50%           12.34%            26.29%            18.98%
70.01% - 80.00%                  35.41%            44.92%           48.81%            39.45%            43.86%
80.01% - 90.00%                  13.12%            23.16%           13.34%             5.58%            14.66%
90.01% - 100.00%                  3.98%            13.93%           15.63%            13.63%            12.91%
100.01% and above                 0.18%             1.21%            0.51%             0.77%             0.70%
---------------------------------------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS	Computational Materials for Bear Stearns Asset Backed Securities I LLC Asset-Backed Certificates, Series 2004-SD2

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT AND HAS BEEN PROVIDED BASED ON INFORMATION AS OF APRIL 1, 2004.

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Loan Characteristic                   Group I           Group II          Group III          Group IV          Total Pool
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Occupancy Status
Investor Property                     2.70%              2.33%             2.81%              8.71%              3.73%
Owner Occupied                       92.45%             96.21%            89.11%             87.51%             91.36%
Second Home                           4.85%              1.46%             8.08%              3.79%              4.91%
Not Available                         0.00%              0.00%             0.00%              0.00%              0.00%
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Loan Purpose
Cash Out Refinance                   28.15%             30.56%            19.24%             27.46%             25.36%
Other                                 0.27%              0.33%             0.00%              0.00%              0.14%
Purchase                             49.00%             49.59%            53.88%             37.10%             48.83%
Rate/Term Refinance                  22.59%             18.19%            24.22%             31.47%             23.57%
Streamline Refinance                  0.00%              0.00%             0.56%              0.00%              0.21%
Construction                          0.00%              1.33%             2.10%              3.98%              1.89%
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Insurance
Conventional w/MI                     7.46%             24.04%            22.95%             13.83%             19.11%
Conventional w/o MI                  92.54%             75.96%            77.05%             86.17%             80.89%
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Geographic Concentration (>5%)
Florida                               5.65%              6.48%             6.73%              2.07%              5.64%
New York                              7.04%              8.23%             7.33%              3.34%              6.81%
New Jersey                            2.28%              2.02%            17.41%              6.96%              8.73%
California                           56.29%             23.04%            19.90%             32.19%             28.87%
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Property Type
2-4 Family                            2.99%              2.34%             5.39%              2.38%              3.60%
CO-OP                                 6.22%              1.85%             0.30%              0.00%              1.64%
Condominium                           9.15%              3.92%            14.84%              6.86%              9.39%
Manufactured Home                     0.00%              0.96%             0.00%              0.20%              0.31%
Other                                 0.00%              2.12%             0.35%              0.87%              0.89%
PUD                                   5.37%              9.36%             9.70%             15.82%             10.02%
Row Home                              0.00%              0.06%             0.00%              0.00%              0.02%
Single Family                        76.26%             77.10%            67.03%             73.60%             72.55%
Townhouse                             0.00%              2.04%             2.39%              0.29%              1.53%
Unknown                               0.00%              0.25%             0.00%              0.00%              0.07%
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Loan Type
1 Year LIBOR                          0.00%              4.55%            25.27%             36.06%             17.32%
11th Dis COF                         28.56%              0.92%             0.00%              0.00%              4.85%
1M LIBOR                              5.47%              1.33%             0.00%              0.00%              1.25%
1YR CMT                               0.00%             37.46%            55.56%             63.29%             42.93%
3 YR CMT                              0.00%              0.00%             1.52%              0.00%              0.57%
5 YR CMT                              0.00%              0.00%             0.41%              0.00%              0.15%
6 MONTH CD                            0.00%              0.25%             0.00%              0.00%              0.07%
6M CMT                                0.00%              0.38%             0.00%              0.00%              0.11%
6M LIBOR                              0.00%             48.55%             5.82%              0.65%             16.01%
FED COFI                              1.34%              0.00%             0.00%              0.00%              0.22%
MTA                                  61.73%              5.85%            11.42%              0.00%             15.85%
NAT MED COFI                          2.90%              0.71%             0.00%              0.00%              0.67%
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This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.